AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      MELLON CAPITAL MANAGEMENT CORPORATION

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of December 15, 2006 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of the JNL Investors Series Trust; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     WHEREAS, the Adviser desires to appoint Sub-Adviser to provide, and Sub-Adviser has agreed to provide, additional sub-investment advisory services to two new investment portfolios of the JNL Investors Series Trust; the Jackson Perspective European 30 Fund; and the Jackson Perspective Pacific Rim 30 Fund ("Funds"), effective upon execution or, if later, the date that initial capital for such investment portfolio is first provided; and

     WHEREAS, in order to reflect the addition of the new Funds, Schedule A, Schedule B, and Schedule C must be amended.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows effective as of December 29, 2008:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated December 29, 2008, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated December 29, 2008, attached hereto.

3. Schedule C to the Agreement is hereby deleted and replaced in its entirety with Schedule C dated December 29, 2008, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 29th day of December, 2008.

JACKSON NATIONAL ASSET                    MELLON CAPITAL MANAGEMENT
MANAGEMENT, LLC                           CORPORATION


By:___________________________________    By: __________________________________
Name:  MARK D. NERUD                      Name: ________________________________
Title: PRESIDENT                          Title: _______________________________

                                   SCHEDULE A
                                DECEMBER 29, 2008
                                     (Funds)

  ----------------------------------------------------------------------------
                           Jackson Perspective 5 Fund
  ----------------------------------------------------------------------------
                        Jackson Perspective Index 5 Fund
  ----------------------------------------------------------------------------
                      Jackson Perspective Optimized 5 Fund
  ----------------------------------------------------------------------------
                         Jackson Perspective S&P 4 Fund
  ----------------------------------------------------------------------------
                          Jackson Perspective VIP Fund
  ----------------------------------------------------------------------------
                      Jackson Perspective European 30 Fund
  ----------------------------------------------------------------------------
                     Jackson Perspective Pacific Rim 30 Fund
  ----------------------------------------------------------------------------

                                   SCHEDULE B
                                DECEMBER 29 2008
                                 (Compensation)

----------------------------------------------------------------------------
                           JACKSON PERSPECTIVE 5 FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
$0 to $50 Million                                               0.12%
------------------------------------------------------- --------------------
$50 Million to $100 Million                                     0.06%
------------------------------------------------------- --------------------
$100 Million to $750 Million                                    0.03%
------------------------------------------------------- --------------------
Amounts over $750 Million                                      0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                        JACKSON PERSPECTIVE INDEX 5 FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
$0 to $50 Million                                               0.12%
------------------------------------------------------- --------------------
$50 Million to $100 Million                                     0.06%
------------------------------------------------------- --------------------
$100 Million to $750 Million                                    0.03%
------------------------------------------------------- --------------------
Amounts over $750 Million                                      0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                      JACKSON PERSPECTIVE OPTIMIZED 5 FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
$0 to $50 Million                                               0.12%
------------------------------------------------------- --------------------
$50 Million to $100 Million                                     0.06%
------------------------------------------------------- --------------------
$100 Million to $750 Million                                    0.03%
------------------------------------------------------- --------------------
Amounts over $750 Million                                      0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                         JACKSON PERSPECTIVE S&P 4 FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
$0 to $50 Million                                               0.12%
------------------------------------------------------- --------------------
$50 Million to $100 Million                                     0.06%
------------------------------------------------------- --------------------
$100 Million to $750 Million                                    0.03%
------------------------------------------------------- --------------------
Amounts over $750 Million                                      0.015%
------------------------------------------------------- --------------------

----------------------------------------------------------------------------
                          JACKSON PERSPECTIVE VIP FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
 $0 to $50 Million                                               0.12%
------------------------------------------------------- --------------------
 $50 Million to $100 Million                                     0.06%
 ------------------------------------------------------- --------------------
 $100 Million to $750 Million                                    0.03%
 ------------------------------------------------------- --------------------
 Amounts over $750 Million                                      0.015%
 ------------------------------------------------------- --------------------


 ----------------------------------------------------------------------------
                      JACKSON PERSPECTIVE EUROPEAN 30 FUND
 ----------------------------------------------------------------------------
 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
 ------------------------------------------------------- --------------------
 $0 to $50 million                                               0.12%
 ------------------------------------------------------- --------------------
 $50 to $100 million                                             0.06%
 ------------------------------------------------------- --------------------
 $100 to $750 million                                            0.03%
 ------------------------------------------------------- --------------------
 Over $750 million                                              0.015%
 ------------------------------------------------------- --------------------


 ----------------------------------------------------------------------------
                     JACKSON PERSPECTIVE PACIFIC RIM 30 FUND
 ----------------------------------------------------------------------------
 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
 ------------------------------------------------------- --------------------
 $0 to $50 million                                               0.12%
 ------------------------------------------------------- --------------------
 $50 to $100 million                                             0.06%
 ------------------------------------------------------- --------------------
 $100 to $750 million                                            0.03%
 ------------------------------------------------------- --------------------
 Over $750 million                                              0.015%
 ------------------------------------------------------- --------------------

                                   SCHEDULE C
                                DECEMBER 29 2008
                             (Investment Objectives)

----------------------------------------------------------------------------
                           JACKSON PERSPECTIVE 5 FUND
----------------------------------------------------------------------------
 The investment objective of the Jackson Perspective 5 Fund
 is total return through capital appreciation and dividend
 income.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                        JACKSON PERSPECTIVE INDEX 5 FUND
----------------------------------------------------------------------------
 The investment objective of the Jackson Perspective Index 5
 Fund is capital appreciation.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                      JACKSON PERSPECTIVE OPTIMIZED 5 FUND
----------------------------------------------------------------------------
 The investment objective of the Jackson Perspective
 Optimized 5 Fund is total return.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                         JACKSON PERSPECTIVE S&P 4 FUND
----------------------------------------------------------------------------
 The investment objective of the Jackson Perspective S&P 4
 Fund is capital appreciation.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                          JACKSON PERSPECTIVE VIP FUND
----------------------------------------------------------------------------
 The investment objective of the Jackson Perspective VIP
 Fund is total return.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                      JACKSON PERSPECTIVE EUROPEAN 30 FUND
----------------------------------------------------------------------------
 The investment objective of the Jackson Perspective
 European 30 Fund is to provide capital appreciation.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                     JACKSON PERSPECTIVE PACIFIC RIM 30 FUND
----------------------------------------------------------------------------
 The investment objective of the Jackson Perspective
 Pacific Rim 30 Fund is to provide capital appreciation.
----------------------------------------------------------------------------